FORM 8-K

                      Securities and Exchange Commission
                            Washington, D.C.  20549


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 30, 1999


                         Surety Capital Corporation
           ------------------------------------------------------
           (exact name of registrant as specified in its charter)


    Delaware                   33-1983                 75-2065607
 ---------------             ------------            --------------
 (State or other             (Commission             (IRS Employer
 jurisdiction of             File Number)            Identification
  incorporation)                                         Number)


            1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
            -------------------------------------------------------
                  (address of principal executive offices)


Registrant's telephone number, including area code:  817-498-2749


                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets.

	Surety Capital Corporation (the "Registrant") is a bank holding company which owns all of the issued and outstanding stock of Surety Bank, National Association, a national banking association ("Surety Bank"). On April 14, 1999 Surety Bank entered into a Purchase and Assumption Agreement (the "Agreement") with The Citizens National Bank in Waxahachie ("Citizens"), Waxahachie, Texas, to sell to Citizens Surety Bank's two branches located in Midlothian and Waxahachie, Texas (the "Branches"). The sale of the Branches was consummated on June 30, 1999.

	At the closing Surety Bank sold loans totaling approximately $13,117,000, real property, furniture and equipment totaling approximately $1,543,000, and cash and other assets totaling approximately $30,922,000, and Citizens assumed deposits and other liabilities totaling approximately $45,212,000. After giving effect to a deposit premium of eleven percent (11%) on the deposits assumed totaling approximately $4,950,000, and a loan premium of 2.5% of the loans sold totaling approximately $328,000, Surety Bank paid approximately $24,870,000 in cash to Citizens as consideration for the net deposit liabilities assumed by Citizens.

	As of June 30, 1999, after giving effect to the sale of the Branches, Surety Bank had total assets of approximately
$117,426,000, total deposits of approximately $96,564,000 and total stockholders' equity of approximately $18,455,000.

	Following the sale, Surety Bank continues to operate seven full service branches in Texas.

Item 7.	Financial Statements and Exhibits.

        (b)     Pro Forma Financial Information.

                Pro Forma Balance Sheet as of March 31, 1999    F-1

                Pro Forma Income Statement for the Three Months F-2 Ended March 31, 1999 and for the Twelve Months
                Ended December 31, 1998

        (c)     Exhibits.

                The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                2.14 Purchase and Assumption Agreement by and between The Citizens National Bank in Waxahachie and Surety Bank, N.A., dated April 14, 1999. (1)
                -------------
                (1) Filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

                                  SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SURETY CAPITAL CORPORATION

DATE:  July 14, 1999                 /s/ C. Jack Bean
                                     ----------------
                                     C. Jack Bean, Chairman of the Board

                            PRO FORMA BALANCE SHEET
                             as of March 31, 1999

                                                     Sale of
                                      Surety          Ellis
                                      Capital         County                                      Pro Forma
                                    Corporation      Branches      Debits        Credits          Combined
                                   ------------    -----------   ----------     ----------      ------------
                                    (unaudited)     (unaudited)                                  (unaudited)
Assets:
  Cash and due from banks          $  7,772,075    $   391,432   $5,132,080(A)                  $ 12,512,723
  Federal funds sold                 22,509,673     19,335,956                                     3,173,717
                                   ------------    -----------   ----------     ----------      ------------
    Cash and cash equivalents        30,281,748     19,727,388    5,132,080                       15,686,440

  Investment securities              26,419,007     10,000,000                                    16,419,007
  Net loans                          90,742,712     13,796,201                                    76,946,511
  Medical claims receivables, net       140,177                                                      140,177
  Premises and equipment, net         6,562,402      1,557,275                                     5,005,127
  Accrued interest receivable           927,509        101,558                                       825,951
  Other real estate and
   repossessed assets                   329,004                                                      329,004
  Other assets                        1,846,052         42,841                                     1,803,211
  Excess of cost over fair value
   of net assets acquired, net        8,329,635                                 $2,684,423(A)      5,645,212
                                   ------------    -----------   ----------     ----------      ------------
     Total assets                  $165,578,246    $45,225,263   $5,132,080     $2,684,423      $122,800,640
                                   ============    ===========   ==========     ==========      ============

Liabilities:
  Demand deposits                  $ 31,591,991    $ 8,496,804                                  $ 23,095,187
  Savings, NOW and money markets     41,798,600     17,408,628                                    24,389,972
  Time deposits, $100,000 and over   20,782,840      1,075,605                                    19,707,235
  Other time deposits                52,592,262     18,018,963                                    34,573,299
                                   ------------    -----------   ----------     ----------      ------------
    Total deposits                  146,765,693     45,000,000                                   101,765,693

  Accrued interest payable and
   other liabilities                  1,405,161        225,263                  $1,769,015(A)      2,948,913
  Convertible subordinated debt       4,350,000                                                    4,350,000
                                   ------------    -----------   ----------     ----------      ------------
    Total liabilities               152,520,854     45,225,263                   1,769,015       109,064,606
                                   ------------    -----------   ----------     ----------      ------------

Shareholders' equity:
  Common stock                           58,401                                                       58,401
  Additional paid in capital         17,093,786                                                   17,093,786
  Accumulated deficit                (3,682,052)                                   678,642(A)     (3,003,410)
  Stock rights issuable                  57,902                                                       57,902
  Treasury stock                       (375,443)                                                    (375,443)
  Unrealized gain/(loss) on
   available-for-sale securities        (95,202)                                                     (95,202)
                                   ------------    -----------   ----------     ----------      ------------
    Total equity                     13,057,392                                                   13,736,034
                                   ------------    -----------   ----------     ----------      ------------
       Total liabilities
         and equity                $165,578,246    $45,225,263                  $2,447,657      $122,800,640
                                   ============    ===========   ==========     ==========      ============

(A) To record sale of certain assets and certain liabilities of the branches located in Midlothian and Waxahachie, Texas. The sales price was based on a fixed price of 11% of the qualified deposits and 2.5% of the loans, net of unearned interest, subject to adjustments. The recognition of the sale includes elimination of the goodwill associated with these branches and an accrual for federal income taxes on the gross proceeds.

                          PRO FORMA INCOME STATEMENT
                  for the three months ended March 31, 1999

                                                         Sale of             Pro Forma
                                         Surety           Ellis             Adjustments
                                         Capital          County     -------------------------       Pro Forma
                                       Corporation       Branches      Debits        Credits         Combined
                                       ------------    -----------   ----------     ----------      ------------
                                       (unaudited)     (unaudited)                                  (unaudited)
Interest Income:
  Interest and fees on loans           $2,312,800       $342,624                                     $1,970,176
  Medical claims receivable factoring      60,714                                                        60,714
  Interest on federal funds sold          256,493        234,433                                         22,060
  Interest on securities and interest
   Bearing deposits                       340,600        127,500                                        213,100
                                       ------------    -----------   ----------     ----------      ------------
     Total interest income              2,970,607        704,557                                      2,266,050
                                       ------------    -----------   ----------     ----------      ------------

Interest expense:
  Interest on deposits                  1,192,439        454,532                                        737,907
  Interest expense on borrowings          108,273                                                       108,273
                                       ------------    -----------   ----------     ----------      ------------
     Total interest expense             1,300,712        454,532                                        846,180
                                       ------------    -----------   ----------     ----------      ------------
  Net interest income before
   provision for credit losses          1,669,895        250,025                                      1,419,870
  Provision for credit losses and
   medical claims receivables losses
                                       ------------    -----------   ----------     ----------      ------------
     Net interest income                1,669,895        250,025                                      1,419,870
                                       ------------    -----------   ----------     ----------      ------------

Non interest income                       460,162        120,138                                        340,024
                                       ------------    -----------   ----------     ----------      ------------

Non interest expense:
  Salaries and employee benefits        1,220,228        178,712                                      1,041,516
  Occupancy & equipment                   511,207         76,928                                        434,279
  General & administrative              1,188,193        179,713                                      1,008,480
                                       ------------    -----------   ----------     ----------      ------------
     Total noninterest expense          2,919,628        435,353                                      2,484,275
                                       ------------    -----------   ----------     ----------      ------------
     Loss before income taxes            (789,571)       (65,190)                                      (724,381)

Income tax expense:
  Net loss                             $ (789,571)      $(65,190)                                    $ (724,381)
                                       ============    ===========   ==========     ==========      ============
Basic earnings (loss) per share of
 Common stock                          $    (0.14)                                                   $    (0.13)
Weighted average shares outstanding     5,760,235                                                     5,760,235
Diluted earnings per share of
 common stock                          $    (0.14)                                                   $    (0.13)
Weighted average shares outstanding
 and common stock equivalents           5,760,235                                                     5,760,235

                          PRO FORMA INCOME STATEMENT
                for the twelve months ended December 31, 1998

                                                         Sale of             Pro Forma
                                         Surety           Ellis             Adjustments
                                         Capital          County     -------------------------       Pro Forma
                                       Corporation       Branches      Debits        Credits         Combined
                                       ------------    -----------   ----------     ----------      ------------
                                       (unaudited)     (unaudited)                                  (unaudited)
Interest Income:
  Interest and fees on loans            $11,759,497    $1,779,857                                    $9,979,640
  Medical claims receivable factoring     1,044,069                                                   1,044,069
  Interest on federal funds sold          1,718,964     1,386,322                                       332,642
  Interest on securities and interest
   Bearing deposits                       1,995,262       510,000                                     1,485,262
                                       ------------    -----------   ----------     ----------      ------------
     Total interest income               16,517,792     3,676,179                                    12,841,613
                                       ------------    -----------   ----------     ----------      ------------

Interest expense:
  Interests on deposits                   6,782,611     2,040,578                                     4,742,033
  Interest expense on borrowings            318,082                                                     318,082
                                       ------------    -----------   ----------     ----------      ------------
     Total interest expense               7,100,693     2,040,578                                     5,060,115
                                       ------------    -----------   ----------     ----------      ------------
  Net interest income before
   provision for credit losses            9,417,099     1,635,601                                     7,781,498
  Provision for credit losses and
   medical claims receivables losses      2,004,987        12,000                                     1,992,987
                                       ------------    -----------   ----------     ----------      ------------
     Net interest income                  7,412,112     1,623,601                                     5,788,511
                                       ------------    -----------   ----------     ----------      ------------

Non interest income                       3,425,302       390,679                                     3,034,623
                                       ------------    -----------   ----------     ----------      ------------

Non interest expense:
  Salaries and employee benefits          5,620,710       647,059                                     4,973,651
  Occupancy & equipment                   2,004,070       337,641                                     1,666,429
  General & administrative                4,507,990       518,455                                     3,989,535
                                       ------------    -----------   ----------     ----------      ------------
     Total noninterest expense           12,132,770     1,503,155                                    10,629,615
                                       ------------    -----------   ----------     ----------      ------------
     (Loss)/income before income taxes   (1,295,356)      511,125                                    (1,806,481)

Income tax expense:                         567,757       168,536                                       399,221
                                       ------------    -----------   ----------     ----------      ------------
  Net income                            $(1,863,113)   $  342,589                                   $(2,205,702)
                                       ============    ===========   ==========     ==========      ============
Basic earnings (loss) per share of
 common stock                           $     (0.32)                                                $     (0.38)
Weighted average shares outstanding       5,759,579                                                   5,759,579
Diluted earnings per share of
 common stock                           $     (0.32)                                                $     (0.38)
Weighted average shares outstanding
 and common stock equivalents             5,759,579                                                   5,759,579

                                                                  F-3